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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 10, 2005



                                 PERRIGO COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                        0-19725                       38-2799573
---------------                  ------------                -------------------
(State or other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 2 to Nominating Agreement

Perrigo Company ("Perrigo") and Moshe Arkin entered into a Nominating Agreement, dated as of November 14, 2004, in connection with Perrigo's acquisition of Agis Industries (1983) Ltd, whereby, subject, to the corporate governance standards of Perrigo, Perrigo agreed to name Mr. Arkin to the Perrigo board of directors and gave him the right upon closing of the acquisition to nominate one additional person to Perrigo's board. On July 12, 2005, Perrigo and Mr. Arkin entered into an Amendment to Nominating Agreement ("Amendment") pursuant to which Mr. Arkin's right to nominate one additional person to the Perrigo board was extended.

On September 10, 2005, Perrigo and Mr. Arkin entered into Amendment No. 2 to Nominating Agreement ("Amendment No. 2") pursuant to which Mr. Arkin will be nominated to stand for election as a director of Perrigo at the annual meeting of shareholders to be held in October 2005 for a term expiring at Perrigo's 2008 annual meeting of shareholders. Mr. Arkin's current term does not expire until the 2007 annual meeting, but he has agreed to stand for re-election at the 2005 annual meeting so that Perrigo's directors will be evenly divided among three classes.

The foregoing description of the Nominating Agreement and the Amendment is qualified in its entirety by reference to the text of the respective documents, which are Exhibits 10.1 and 10.2, respectively, to Perrigo's Form 8-K filed on July 18, 2005.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the text of Amendment No. 2, which is Exhibit 10.1 hereto, and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         10.1. Amendment No. 2 to Nominating Agreement, dated as of September 10, 2005, between Perrigo Company and Moshe Arkin.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PERRIGO COMPANY
                                      (Registrant)



                                      By:  /s/ Todd W. Kingma
                                           ------------------------------------
Dated:  September 14, 2005                 Todd W. Kingma
                                           Senior Vice President, Secretary and
                                           General Counsel



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                                  EXHIBIT INDEX

         10.1. Amendment No. 2 to Nominating Agreement, dated as of September 10, 2005, between Perrigo Company and Moshe Arkin.